Operating Segments Information	6 Months Ended
Jun. 30, 2021
Text Block [Abstract]
Operating Segments Information
34.	OPERATING SEGMENTS INFORMATION
TSMC’s chief operating decision makers periodically review operating results, focusing on operating income generated by foundry segment. Operating results are used for resource allocation and/or performance assessment. As a result, the Company has only one operating segment, the foundry segment. The foundry segment engages mainly in the manufacturing, sales, packaging, testing and computer-aided design of integrated circuits and other semiconductor devices and the manufacturing of masks.
The basis for the measurement of income from operations is the same as that for the preparation of financial statements. Please refer to the condensed consolidated statements of comprehensive income for the related segment revenue and operating results.